Exhibit 10.22

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3, dated as of July 29, 2016 (this “Amendment”), by and among VICTORY CAPITAL OPERATING, LLC, a Delaware limited liability company (the “Borrower”), VCH HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”), and ROYAL BANK OF CANADA (“Royal Bank”), as the Amendment No. 3 Arranger and an Amendment No. 3 Incremental Term Lender (each as defined below), to the Credit Agreement, dated as of October 31, 2014 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, Holdings, the Administrative Agent, and each lender from time to time party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Amendment and Amendment No. 2.

W I T N E S S E T H:

WHEREAS, the Borrower has requested $135,000,000 of additional Term Loans (the “Amendment No. 3 Incremental Term Loans”) pursuant to and on the terms set forth in Section 2.20 of the Credit Agreement;

WHEREAS, each Person set forth on Schedule I hereto (an “Amendment No. 3 Incremental Term Lender”) will make Amendment No. 3 Incremental Term Loans to the Borrower in the amount set forth next to such Amendment No. 3 Incremental Term Lender’s name on Schedule I hereto on the Amendment No. 3 Effective Date (as defined below) on the terms and conditions set forth herein;

WHEREAS, concurrently with the effectiveness of this Amendment, the Borrower, Holdings, the Administrative Agent, Royal Bank and Lenders constituting Required Lenders shall enter into Amendment No. 2;

WHEREAS, Royal Bank of Canada is acting as the sole arranger and bookrunner for the Amendment No. 3 Incremental Term Loans and Amendment No. 3 (in such capacity, the “Amendment No. 3 Arranger”); and

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Incremental Term Loan

Section 1.1.                                 Incremental Term Loans. The Borrower confirms and agrees that (i) it has requested an increase in the amount of Term Loans, to be referred to in the Credit Agreement as Amendment No. 3 Incremental Term Loans, in the aggregate principal amount of $135,000,000 from the Amendment No. 3 Incremental Term Lenders pursuant to and on the terms set forth in Section 2.20 of the Credit Agreement, effective on the Amendment No. 3 Effective Date and (ii) on the Amendment No. 3 Effective Date, the Borrower will borrow the full amount of Amendment No. 3 Incremental Term Loans from the Amendment No. 3 Incremental Term Lenders. Effective on and at all times after the Amendment No. 3 Effective Date, the Amendment No. 3 Incremental Term Loans will constitute Term Loans and, together with all Term Loans outstanding prior to the Amendment No. 3 Effective Date, will constitute a single Class of Term Loans.

Section 1.2.                                 Agreements of Amendment No. 3 Incremental Term Lenders. Each Amendment No. 3 Incremental Term Lender agrees that, on the Amendment No. 3 Effective Date, subject to the satisfaction or waiver of the conditions set forth in Article III of this Amendment, such Amendment No. 3 Incremental Term Lender will fund, on a several and not joint basis, Amendment No. 3 Incremental Term Loans in the amount set forth next to such Amendment No. 3 Incremental Term Lender’s name on Schedule I. On the Amendment No. 3 Effective Date, any Amendment No. 3 Incremental Term Lender not a Lender prior to the Amendment No. 3 Effective Date will become a Lender for all purposes of the Credit Agreement.

ARTICLE II

Amendments

Section 2.1.                                 Amendments. Subject to the occurrence of the Amendment No. 3 Effective Date:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Amendment No. 3 Arranger” means RBC Capital Markets in its capacity as arranger of Amendment No. 3.

“Amendment No. 3 Effective Date” means July 29, 2016, the date of effectiveness of Amendment No. 3.

“Amendment No. 3 Incremental Term Commitment” means, as to the Amendment No. 3 Incremental Term Lenders, the obligation, on a several and not joint basis, of the Amendment No. 3 Incremental Term Lenders to make an Amendment No. 3 Incremental Term Loan to the Borrower on the Amendment No. 3 Effective Date, in the aggregate principal amount of $135,000,000.

“Amendment No. 3 Incremental Term Lender” means, at any time, any Lender that has an Amendment No. 3 Incremental Term Commitment or an Amendment No. 3 Incremental Term Loan outstanding at such time.

“Amendment No. 3 Incremental Term Loan” means a Loan made pursuant to Section 2.01(d).

(b)                                 The definition of “Syndication Completion Date” in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

“provided that the Syndication Completion Date with respect to any Amendment No. 3 Incremental Term Loans shall be the date upon which the Amendment No. 3 Arranger reasonably determines that the primary syndication of the Amendment No. 3 Incremental Term Loans has been completed and the Amendment No. 3 Arranger (and its Affiliates) hold no portion of the Amendment No. 3 Incremental Term Loans funded on the Amendment No. 3 Effective Date.”

(c)                                  Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (d) to such Section:

“(d)                           Subject to the terms and conditions herein, each Amendment No. 3 Incremental Term Lender agrees to make Amendment No. 3 Incremental Term Loans to the Borrower in an amount equal to such Lender’s Amendment No. 3 Incremental Term Commitment. The

Borrower may make only one borrowing under the Amendment No. 3 Incremental Term Commitments, which shall be on the Amendment No. 3 Effective Date. Any amount borrowed under this Section 2.01(d) and subsequently repaid or prepaid may not be reborrowed. Subject to Section 2.11, all amounts owed hereunder with respect to the Amendment No. 3 Incremental Term Loans shall be paid in full no later than the Term Maturity Date. The Amendment No. 3 Incremental Term Commitments shall terminate immediately and without further action on the Amendment No. 3 Effective Date after giving effect to the funding of the Amendment No. 3 Incremental Term Commitments on such date.”

(d)                                 Section 2.10(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Term Loan Borrowings with respect to Term Loans on the last day of each March, June, September and December (commencing on September 30, 2016), an aggregate principal amount equal to $6,177,840.71; provided that if any such date is not a Business Day, such payment shall be due on the next preceding Business Day.”

(e)                                  Section 3.17 of the Credit Agreement is hereby amended by replacing the word “and” at the end of clause (b) with a “,”, and adding the following before the period:

“and (d) the Amendment No. 3 Incremental Term Loans made on the Amendment No. 3 Effective Date to finance the RSIM Transactions”

(f)                                   Section 5.10 of the Credit Agreement is hereby amended by adding the following after the last sentence:

“The Borrower will use the proceeds of the Amendment No. 3 Incremental Term Loans made on the Amendment No. 3 Effective Date to finance the RSIM Transactions on the Amendment No. 3 Effective Date.”

ARTICLE III

Conditions to Effectiveness

Section 3.1.                                 Effective Date. This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) on which:

(a)                                 The Administrative Agent and the Amendment No. 3 Arranger shall have received counterparts to this Amendment duly executed and delivered by the Borrower, Holdings, each Guarantor, the Administrative Agent and each Amendment No. 3 Incremental Term Lender.

(b)                                 The RSIM Representations and the Specified Representations with respect to each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date hereof; provided that (i) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in Sections 3.04(a), (b) and (c) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 5.01(a) and (b) of the Credit Agreement, as applicable; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof or on such earlier date, as the case may be. For purposes of this clause (b),

“RSIM Representations” means the representations made by or with respect to RSIM and its subsidiaries in the RSIM Acquisition Agreement as are material to the interests of the Amendment No. 3 Incremental Term Lenders and the Amendment No. 3 Arranger (but only to the extent that Holdings or its Affiliates have the right not to consummate the RSIM Acquisition, or to terminate their obligations (or otherwise do not have an obligation to close), under the RSIM Acquisition Agreement a result of a failure of such representations in the RSIM Acquisition Agreement to be true and correct).

(c)                                  Prior to or substantially concurrently with the Amendment No. 3 Effective Date, the RSIM Equity Contribution shall have been made.

(d)                                 Prior to or substantially concurrently with the Amendment No. 3 Effective Date, all pre-existing indebtedness of RSIM and its subsidiaries shall have been repaid or repurchased in full, all commitments relating thereto shall have been terminated, and all Liens or security interests related thereto shall have been terminated or released, in each case on terms reasonably satisfactory to the Amendment No. 3 Arranger, other than any indebtedness of RSIM and its subsidiaries and liens on assets of RSIM and its subsidiaries, in each case, that are permitted to remain outstanding pursuant to the RSIM Acquisition Agreement

(e)                                  The RSIM Acquisition shall have been consummated, or substantially simultaneously with the Amendment No. 3 Effective Date, shall be consummated, in accordance with the RSIM Acquisition Agreement, in each case without giving effect to any modifications, consents, amendments or waivers thereto that are materially adverse to the Amendment No. 3 Incremental Term Lenders or the Amendment No. 3 Arranger.

(f)                                   Except as set forth on the Disclosure Schedule to the RSIM Acquisition Agreement, since June 30, 2015, there has not been any Material Adverse Effect (as defined in the RSIM Acquisition Agreement) or any development or combination of developments, that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect (as defined in the RSIM Acquisition Agreement).

(g)                                  At the time of and immediately after giving effect to the Amendment No. 3 Incremental Term Loans, but, in each case, giving effect to this Amendment, no Event of Default under Section 7.01(a), (b), (h) or (i) of the Credit Agreement shall have occurred and be continuing.

(h)                                 The Amendment No. 3 Arranger and the Administrative Agent shall have received from the Borrower, in form and substance reasonably satisfactory to the Amendment No. 3 Arranger and the Administrative Agent, a certificate dated as of the date hereof signed by a Responsible Officer of the Borrower certifying that (i) the conditions specified in Section 3.1(b), (c), (d) and (f) are satisfied and (ii) that the Borrower is in compliance on a Pro Forma Basis with Incremental Cap and the Financial Performance Covenant recomputed (without netting the cash proceeds of any Additional Commitments in calculating the First Lien Net Leverage Ratio) as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements have been or were required to have been delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement (in the case of the Financial Performance Covenant, only if such Financial Performance Covenant is applicable).

(i)                                     The Amendment No. 3 Arranger and the Administrative Agent shall have received a copy of (i) each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing the Loan Documents to which it is a party, (iii) resolutions of the board of directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the Amendment No. 3 Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation.

(j)                                    The Amendment No. 3 Arranger shall have received (i) (A) audited consolidated financial statements of RSIM for each of the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014 and December 31, 2015, (B) unaudited consolidated balance sheets and related consolidated statements of operations and cash flows of RSIM for each fiscal quarter (beginning with the fiscal quarter ended March 31, 2015) ending at least 45 days (other than the fourth fiscal quarter) prior to the Amendment No. 3 Effective Date and, commencing with the fiscal quarter ending March 31, 2016, for the corresponding fiscal quarter the prior fiscal year, (C) audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2015 and (D) unaudited consolidated balance sheets and related consolidated financial statements of operations of the Borrower and its Subsidiaries for each fiscal quarter of 2015 (starting with the fiscal quarter ending September 30, 2015) ending at least 45 days (other than the fourth fiscal quarter) prior to the Amendment No. 3 Effective Date and for the corresponding fiscal quarter of the prior fiscal year and (ii) a pro forma consolidated balance sheet and related pro forma consolidated statement of operations of the Borrower and its Subsidiaries as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days (or 90 days in case such four-fiscal quarter period is the end of the Borrower’s fiscal year) prior to the Amendment No. 3 Effective Date, prepared in good faith after giving effect to the RSIM Transactions as if the RSIM Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of operations); provided that in the case of this clause (ii), purchase accounting adjustments shall not be required to be made.

(k)                                 Prior to or substantially concurrently with the funding of the Amendment No. 3 Incremental Term Loans, the Borrower shall have paid all fees, costs and expenses of the Administrative Agent and the Amendment No. 3 Arranger due and payable on or prior to the Amendment No. 3 Effective Date, including to the extent invoiced at least one Business Day prior to the Amendment No. 3 Effective Date, reasonable fees and disbursements of their counsel.

(l)                                     Prior to or substantially concurrently with the funding of the Amendment No. 3 Incremental Term Loans, the Borrower shall have paid all fees required to be paid by it in connection with the Amendment No. 3 Incremental Term Loans.

(m)                             The Administrative Agent and the Amendment No. 3 Arranger shall have received customary evidence of authorization of the transactions described herein, valid organization and good standing (to the extent applicable) in the jurisdiction of organization, in each case with respect to the Borrower and each Guarantor, and an officer’s certificate related thereto.

(n)                                 The Administrative Agent and the Amendment No. 3 Arranger shall have received a written opinion of Willkie Farr & Gallagher LLP, in form and substance consistent with the opinion delivered on the Closing Date with such changes thereto as are reasonably requested or satisfactory to the Administrative Agent necessary to reflect changes in connection with the RSIM Transactions.

(o)                                 The Borrower and each of the Guarantors shall have provided at least three Business Days prior to the Amendment No. 3 Effective Date all documentation and other information to the Administrative Agent, the Amendment No. 3 Arranger and the Lenders that are required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, to the extent the Borrower shall have received written requests therefor at least ten days prior to the Amendment No. 3 Effective Date.

(p)                                 The Administrative Agent and the Amendment No. 3 Arranger shall have received a Borrowing Request in accordance with the requirements of the Credit Agreement.

(q)                                 The Administrative Agent and the Amendment No. 3 Arranger shall have received certified copies of Uniform Commercial Code, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches that the Administrative Agent or Amendment No. 3 Arranger deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Security Documents (other than Permitted Encumbrances).

(r)                                    With respect to any assets acquired pursuant to the RSIM Transactions, the Collateral and Guarantee Requirement shall have been satisfied; provided, however, that the delivery of documents and instruments necessary to satisfy the Collateral and Guarantee Requirement (except for the execution and delivery of supplements to the Security Agreement and to the extent that a Lien on such Collateral may be perfected solely (x) by the filing of a financing statement under the Uniform Commercial Code or (y) by delivery of the stock certificates of the Restricted Subsidiaries acquired pursuant to the RSIM Transactions to the extent possession of such stock certificates or other certificates perfects a security interest therein; provided that the Borrower shall have delivered all stock certificates to the Administrative Agent on or prior to the Amendment No. 3 Effective Date, but in the case of stock certificates of any subsidiary of RSIM, solely to the extent such stock certificates have been received from the RSIM Sellers, so long as the Borrower shall have used all commercially reasonable efforts to cause the RSIM Sellers to deliver such certificates to the Borrower on the Amendment No. 3 Effective Date) shall not constitute conditions precedent to the Amendment No. 3 Effective Date after the Borrower’s use of commercially reasonable efforts to provide such items on the Amendment No. 3 Effective Date without undue burden or expense and such requirements shall instead be satisfied in accordance with Sections 5.11 and 5.12 of the Credit Agreement.

(s)                                   The Administrative Agent and the Amendment No. 3 Arranger shall have received a certificate from the chief financial officer of the Borrower substantially in the form of Exhibit F to the Credit Agreement certifying as to the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the RSIM Transactions.

(t)                                    Substantially concurrently with the Amendment No. 3 Effective Date, Amendment No. 2 shall have become effective.

Section 3.2.                                 Notification. The Amendment No. 3 Arranger and the Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date.

ARTICLE IV

Miscellaneous

Section 4.1.                                 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4.2.                                 Reaffirmation. Each of the undersigned Guarantors (each, a “Reaffirming Party”) hereby acknowledges this Amendment and the transactions contemplated thereby. Each Reaffirming Party hereby reaffirms all obligations and liabilities of such Reaffirming Party under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, and confirms that such obligations and liabilities shall continue to be in full force and effect and shall continue to apply to the Credit Agreement and each other Loan Document.

Section 4.3.                                 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 4.4.                                 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.5.                                 Effect of Amendment. On and after the Amendment No. 3 Effective Date, each reference to the Credit Agreement in any Loan Document (including to any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and Amendment No. 2. Except as expressly set forth in this Amendment and Amendment No. 2, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as in effect immediately prior to the Amendment No. 3 Effective Date or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to he executed and delivered by their respective duly authorized officers as of the date first above written.

VICTORY CAPITAL OPERATING, LLC,
as Borrower

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Chief Financial Officer

VCH HOLDINGS, LLC,
as Holdings and a Guarantor

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Chief Financial Officer

VICTORY CAPITAL MANAGEMENT, INC.,
as a Guarantor

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Tresuer, Chief Financial Officer and
Chief Operating Officer

RS INVESTMENT MANAGEMENT CO. LLC,,
as a Guarantor

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Lisa Hanson
	Name:	Lisa Hanson
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

ROYAL BANK OF CANADA,
as Amendment No. 3 Arranger

By:	/s/ James S. Wolfe
	Name:	JAMES S. WOLFE
	Title:	MANAGING DIRECTOR
HEAD OF GLOBAL LEVERAGED FINANCE

[Signature Page to Amendment No. 3 to Credit Agreement]

ROYAL BANK OF CANADA,
as an Amendment No. 3 Incremental Term Lender

By:	/s/ James S. Wolfe
	Name:	JAMES S. WOLFE
	Title:	MANAGING DIRECTOR
HEAD OF GLOBAL LEVERAGED FINANCE

[Signature Page to Amendment No. 3 to Credit Agreement]